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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 1998

                              Eastwind Group, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                            000-27638                   23-2732753
(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                      Number)                Identification No.)
incorporation)


     100 Four Falls corporate Center, Suite 305, West Conshohocken, PA 19428
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (610) 828-6860



         (Former name or former address, if changed since last Report.)




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Item 2 Acquisition or Disposition of Assets

         On December 8, 1998, the Company entered into a Share Exchange Agreement (the "Agreement") with ConMat Technologies, Inc., a Florida corporation ("ConMat") pursuant to which, the Company sold all of the outstanding shares of common stock of its water treatment equipment manufacturing subsidiary, Polychem Corporation, to ConMat in exchange for (i) 1,000,000 shares of ConMat common stock ("ConMat Common Stock), (ii) 1,333,333 shares of Series A convertible preferred stock of ConMat ("ConMat Series A Preferred Stock") and (iii) the assumption and discharge of certain liabilities of the Company. The liabilities that were assumed and discharged were: (1) $160,000 owed to the Company's former Chairman and Chief Executive Officer, Paul DeJuliis, being discharged by the issuance to DeJuliis of 53,333 shares of ConMat Series A Preferred Stock, (2) $100,000 owed to Clifton Capital, Ltd., being discharged by the payment of $100,000 and (3) $500,000 owed to Mentor Special Situation Fund, L.P., being discharged by the issuance to Mentor of 166,667 shares of ConMat's Series B Preferred Stock plus warrants to purchase 166,667 shares of ConMat Common Stock. All of the creditors, DeJuliis, Clifton and Mentor released the Company , its officers, directors, shareholders, agents, successors and assigns from and against any and all claims, costs, expenses, damages or other liabilities arising out of or relating to their respective obligations. As a result of the transaction, the Company now owns 66% of ConMat, a holding company, by virtue of its common stock and convertible preferred stock holdings. The ConMat Series A Preferred Stock is convertible into ConMat Common Stock and entitles the holders to receive quarterly dividends at the rate of 2% per annum and to liquidation preference and is not subject to redemption. ConMat is required, pursuant to the Agreement, to register the ConMat Common Stock by December 31, 1999.

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         2.1 Share Exchange Agreement between ConMat Technologies, Inc. and The Eastwind Group, Inc. dated December 8, 1998

         2.2. Assumption and Conversion Agreement dated December 8, 1998 by and among ConMat Technologies, Inc., The Eastwind Group, Inc. and Paul DeJuliis

         2.3. Assumption and Conversion Agreement dated December 8, 1998 by and among ConMat Technologies, Inc., The Eastwind Group, Inc. and Mentor Special Situation Fund, L.P.

         2.4 Assumption and Conversion Agreement dated December 8, 1998 by and among ConMat Technologies, Inc., The Eastwind Group, Inc. and Clifton Capital, Ltd.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  The Eastwind Group, Inc.



                                                  By: /s/ Howard M. Appel
                                                      --------------------
                                                      Howard M. Appel
                                                      Chief Executive Officer

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "Agreement") dated this 8th day of December, 1998, is between ConMat Technologies, Inc. a Florida corporation ("ConMat"), and The Eastwind Group, Inc., a Delaware corporation ("Eastwind").

                                    RECITALS
                                    --------

         A. Eastwind is a holding company that currently owns all of the outstanding shares of the common stock of Polychem Corporation ("Polychem"), par value $0.01 per share ("Polychem Common Stock").

         B. The parties desire to enter into a share exchange transaction whereby ConMat will acquire all of the outstanding shares of Polychem Common Stock from Eastwind in exchange for (i) one million (1,000,000) shares of newly issued common stock of ConMat, par value $0.001 per share ("ConMat Common Stock") and one million three hundred thirty-three thousand three hundred thirty-three (1,333,333) shares of newly issued Series A convertible preferred stock of ConMat, par value $0.001 per share ("ConMat Series A Preferred Stock"), and (ii) the assumption by ConMat of certain liabilities of Eastwind.

         NOW, THEREFORE, in consideration of the agreements and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

         1. Share Exchange Transaction. At the Closing, Eastwind shall convey, transfer, assign and deliver to ConMat all of the outstanding shares of Polychem Common Stock (the "Polychem Shares"), free and clear of any security interest, lien, pledge, encumbrance or other adverse claim or interest except as provided herein. In exchange for the Polychem Shares, at the Closing, ConMat shall issue and deliver to Eastwind (i) one million (1,000,000) shares of ConMat Common Stock and (ii) one million three hundred thirty-three thousand three hundred thirty-three (1,333,333) shares of ConMat Series A Preferred Stock (collectively, the "ConMat Shares"). The rights, preferences and privileges of the ConMat Series A Preferred Stock shall be as set forth in the form of Certificate of Designation attached hereto as Exhibit "A".

         2. Assumption and Discharge of Eastwind Obligations by ConMat. As further consideration for the Polychem Shares, at the Closing (defined below), ConMat will assume and discharge certain liabilities of Eastwind as follows:

            (a) $160,000 owed to Paul DeJuliis, to be discharged by the issuance to Paul DeJuliis of 53,333 shares of ConMat Series A Preferred Stock, pursuant to an agreement in substantially the form attached hereto as Exhibit "B";

            (b) $100,000 owed to Clifton Capital, Ltd., to be discharged by the payment to Clifton Capital, Ltd. of $100,000, pursuant to an agreement in substantially the form attached hereto as Exhibit "C"; and

            (c) $500,000 owed to Mentor Special Situation Fund, L.P., a Pennsylvania limited partnership ("Mentor"), to be discharged by the issuance to Mentor of 166,667 shares of ConMat's Series B Preferred Stock, plus warrants to purchase 166,667 shares of ConMat Common Stock, pursuant to an agreement in substantially the form attached hereto as Exhibit "D".

         3. Obligations of Eastwind to Polychem. In addition to the share exchange described above, at the Closing, Eastwind shall issue to Polychem a promissory note (the "Eastwind Note"), in substantially the form attached as Exhibit "E", in the amount of $940,000 to evidence the outstanding amount owed by Eastwind to Polychem for prior advances, secured by the pledge of 313,333 shares of Series A Preferred Stock, pursuant to a Collateral Pledge of Stock Agreement in the form attached as Exhibit "F"; and

         4. Closing. The closing (the "Closing") will be held at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, located at 1401 Walnut Street, Philadelphia, Pennsylvania 19102-3163, on December 7, 1998 or such other date and such other place as the parties shall agree, provided that if the Closing has not been completed by December 31, 1998, this Agreement will terminate and neither party will have any further obligations to the other except for any obligations arising out of any breach of its obligations hereunder.

         5. Representations and Warranties of Eastwind. Eastwind represents and warrants to ConMat as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing as though made at that time:

            (a) Eastwind is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

            (b) Polychem is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania.

            (c) The authorized capital stock of Polychem consists of 1,000 shares of Polychem Common Stock, of which only the Polychem shares are currently outstanding. Eastwind is the lawful owner, of record and beneficially, of the Polychem Shares free and clear of any security interest, lien, pledge, encumbrance or other adverse claim or interest other than a pledge in favor of




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General Electric Capital Corporation ("GECC"). Upon delivery of certificates representing the Polychem Shares pursuant to the terms of this Agreement, ConMat will acquire good title to the Polychem Shares, free and clear of any security interest, lien, pledge, encumbrance or other adverse claim or interest other than the pledge in favor of GECC.

            (d) The Polychem Shares are duly authorized, validly issued, fully paid and non-assessable.

            (e) Eastwind has taken all necessary corporate action to authorize the execution and delivery of this Agreement and this Agreement constitutes the legal, valid and binding agreement of Eastwind enforceable against Eastwind in accordance with its terms.

            (f) Neither the execution nor delivery of this Agreement by Eastwind, nor the performance by Eastwind of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of Eastwind or Polychem, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) except as set forth on schedule I hereto, violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Eastwind or Polychem is a party or may be bound, other than with respect to which the other party has given, or gives prior to Closing, its consent.

            (g) Until the ConMat Common Stock is registered under the Securities Acts of 1933, Eastwind is acquiring the ConMat Shares for its own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any portion thereof. Eastwind has no present intention, agreement or arrangement to divide the ConMat Shares with others or to resell, assign, transfer or otherwise dispose of all or any part of the ConMat Shares, other than to assign the ConMat Common Stock to a trust for the benefit of its shareholders.

         6. Representations and Warranties of ConMat. ConMat represents and warrants to Eastwind as follows, which representations and warranties shall be true and correct as of the date when made and as of the Closing as though made at that time:

            (a) ConMat is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

            (b) ConMat's authorized capital consists of 40,000,000 shares of common stock, par value $0.001 per share, of which 1,000,000 shares are issued and outstanding, and 10,000,000 shares of "blank check" preferred stock, par value $0.001 per share, of which no shares are issued and outstanding. Except as otherwise indicated in this Agreement or the exhibits thereto, other than the options granted to Paul A. DeJuliis for 500,000 shares of Common Stock, there are no options, warrants or rights to purchase shares of capital stock or other securities of ConMat authorized, issued or outstanding, nor is ConMat obligated in any other manner to issue shares of its capital stock or other securities. No holder of any security of ConMat is entitled to preemptive or similar statutory or contractual rights with respect to the sale or voting of any shares of capital stock of ConMat, either arising pursuant to any agreement or instrument, to which ConMat is a party, or which are otherwise binding upon ConMat.

            (c) Upon delivery at the Closing, the ConMat Shares will be duly authorized, validly issued, fully paid and non-assessable.

            (d) ConMat has taken all necessary corporate action to authorize the execution and delivery of this Agreement and this Agreement constitutes the legal, valid and binding agreement of ConMat enforceable against ConMat in accordance with its terms.

            (e) Neither the execution nor delivery of this Agreement by ConMat, nor the performance by ConMat of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of ConMat, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which ConMat is a party or may be bound.

            (f) Based on the representations made by Eastwind in Section 5 above, and in reliance thereon, the issuance and sale of the Conmat Shares to Eastwind as contemplated hereby is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933.

         7. Conditions to ConMat's Obligation to Close. The obligation of ConMat to accept the Polychem Shares and to issue the ConMat Shares at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that such conditions are for ConMat's sole benefit and may be waived by ConMat:

            (a) Eastwind shall have delivered to ConMat the Polychem Shares and shall have performed, satisfied and complied in all material respects with all terms and provisions of this Agreement;

            (b) Eastwind shall have received all authorizations and consents necessary to consummate the transactions contemplated by this Agreement, including without limitation, any required shareholder approvals;

            (c) Eastwind's board of directors shall have approved the distribution of the ConMat Common Stock to Eastwind's shareholders immediately following the effectiveness of a registration statement covering the ConMat Common Stock;

            (d) Eastwind shall have issued the Eastwind Note to Polychem; and

            (e) Centennial shall have issued the Centennial Note to Polychem.

         8. Conditions to Eastwind's Obligation to Close. The obligation of Eastwind to accept the ConMat Shares and to deliver the Polychem Shares at the Closing is subject to the satisfaction, at or before the Closing, of each of the following conditions, provided that such conditions are for Eastwind's sole benefit and may be waived by Eastwind:

            (a) ConMat shall have issued to Eastwind the ConMat Shares and shall have performed, satisfied and complied in all material respects with all terms and provisions of this Agreement;

            (b) ConMat shall have received all authorizations necessary to consummate the transactions contemplated by this Agreement, including without limitation, any required shareholder approvals;

            (c) GECC shall have released Eastwind from all liability under the Guarantee dated September 30, 1998; and

            (d) ConMat shall have discharged certain obligations of Eastwind as required pursuant to Section 2 of this Agreement.

         9. Registration Rights. Each present and future holder of Series A Preferred Stock shall be entitled to the benefits of the registration rights granted pursuant to this Section 9.

            (a) For purposes of this Section 9:

                (i) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                (ii) The term "Registrable Securities" means the shares of ConMat Common Stock issued to Eastwind pursuant to this Agreement and all shares of ConMat Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to , or in exchange for or in replacement of any of the ConMat Common Stock issued to Eastwind pursuant to this Agreement excluding in all cases, however, any Registrable Securities (x) sold by a person in transaction in which his rights under this Section 9 are not assigned, (y) sold in a public offering registered under the Securities Act or (z) sold pursuant to Rule 144 promulgated under the Securities Act;

                (iii) The term "Holder" means any person owning or having the right to acquire Registrable Securities;

                (iv) The term "SEC" means the Securities and Exchange Commission; and

                (v) The term "Securities Act" shall mean the Securities Act of 1933, as from time to time amended.

         (b) No later than December 31, 1999 the Company shall file with the Securities and Exchange Commission ("SEC") a registration statement covering the Registerable Securities, and shall use its best offers to cause such registration statement is filed (the "Initial Registration"). If such Initial Registration is not declared effective by the end of such period or does not include all Registrable Securities, or the Company is not in compliance with its obligations under Section 9(d), the Holders of a majority of the Registrable Securities, or the Company is not in compliance with its obligations under
Section 9(d), the Holders of a majority of the Registrable Securities shall have the right to require by notice in writing that the Company register all or any part of the Registrable Securities held by such Holders (a "Demand Registration") and the Company shall thereupon effect such registration in accordance herewith. The parties agree that if such Holders demand registration of less than all of the Registrable Securities, the Company, at its option, may nevertheless file a registration statement covering all of the Registrable Securities. Upon the filing by the Company of a Registration Statement under
Section 9(c) below, and if the Company is in compliance with its obligations under Sections 9(c) and (d) below, the Demand Registration rights granted pursuant to this Section 9(b) shall cease. If such Registration statement is not declared effective with respect to all Registrable Securities or if the Company is not in compliance with such obligations, the Demand Registration rights described herein shall remain in effect.

         (ii) If the Holders initiating the registration request hereunder (the "Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 9(b) and the Company shall include such information in the written notice referred to in Section 9(b)(i). In such event, the right of any Holder to include its, his or her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 9(d)(v)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 9(b), if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities




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

which would otherwise be underwritten pursuant hereto, and the number of shares of securities that may be included in the underwriting shall be allocated among all Initiating Holders and other Holders who have been provided the notice required by Section 9(b)(i) in proportion (as nearly as practicable) to the number of shares of Registrable Securities requested to be included in such registration by such Holder and which would be eligible for inclusion in the registration but for the application of this sentence.

            (iii) Notwithstanding the foregoing, the Company shall not be required to file a registration statement following the effective date of any registration of Company securities with respect to which Holders were given the opportunity to register Registrable Shares under Section 9(c) below, or (B) during the period of time beginning on the date the Company files a registration statement with the SEC described in Section 9(c) below and ending on the earlier to occur of (x) the date which is 120 days after such registration becomes effective, or (y) the date on which the Company withdraws such registration with the SEC. In addition, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 9(b) a certificate signed by the President of the Company stating that in the good faith judgment of the board of directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

            (c) If (but without any obligation to do so) the Corporation proposes to register (including for this purpose a registration effected by the Corporation for stockholders other than the Holders) any shares of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to employees pursuant to stock option awards and/or to participants in a Company employee benefit or stock plan, or a registration on any form which does not include substantially the same information, other than information related to the selling stockholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Corporation shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Corporation, the Corporation shall, subject to the provisions of the immediately preceding sentence and Section 9(e) hereof, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be so registered.

            (d) Whenever required under this Section 9 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

            (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

            (iii) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (vii) In the case of an underwritten public offering, furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 9, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 9, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in such form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (B) a letter dated such date, from the independent certified public accountants of the Company, in such form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

            (e) It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to this Section 9 with respect to the Registrable Securities of any selling Holder that such Holder shall have furnished to the Corporation such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            (f) Except as set forth in this Section 9(f), the Company shall bear and pay all expenses incurred by it in connection with any registrations, filings or qualifications pursuant to Section 9(b), including without limitation all registration, filing and qualification fees, printers, and accounting fees, and fees and disbursements of counsel for the Company, but excluding underwriter's commissions and/or discounts with respect to shares sold by Holders, which shall be the responsibility of the Holders; provided, however, that (subject to Section 9(b)(ii) hereof) the Holders participating in any registration pursuant to Section 9(b) shall reimburse the Company for any expenses of any Demand Registration proceeding begun pursuant to Section 9(b) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all Holders participating in such withdrawn registration shall bear such expenses pro rata based upon the number of Registrable Securities to be included in such registration). In no event shall the Company be required to pay any expenses incurred by a Holder in connection with any registration, filing or qualification pursuant to Section 9(b).

            (g) The Corporation shall bear and pay all expenses incurred by it in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 9(c), including without limitation all registration, filing, and qualification fees, printers and accounting fees and all fees and disbursements of counsel for the Corporation relating or allocable thereto. The Corporation shall not pay any expenses incurred by a Holder in connection with any such registration, filing or qualification, including, but not limited to underwriting discounts and commissions relating to Registrable Securities and the fees and disbursements of any professional advisors (including attorneys and accountants) utilized by the selling Holders in connection with such registration, filing or qualification.

            (h) In connection with any offering involving an underwriting of shares being issued by the Corporation, the Corporation shall not be required under Section 9(b) or (c) hereof to include any of the Holders' securities in such underwriting unless they accept the customary and reasonable terms of the underwriting as agreed upon between the Corporation and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Corporation. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Corporation that the underwriters reasonably believe compatible with the success of the offering, then the Corporation shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be allocated first among all holders of Other Securities and next apportioned among the Holders who have provided notice required by Section 9(b) or (c) and all other holders of securities subject to registration rights granted by the Corporation in proportion (as nearly as practicable) to the number of shares of securities requested to be included in such registration by such Holder and such other holders and which would have been eligible for inclusion in such registration but for the application of this sentence, or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the provision of the preceding sentence concerning apportionment amongst the selling stockholders, for any selling stockholder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

            (i) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration by the Corporation as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 9.

            (j) In the event any Registrable Securities are included pursuant to a registration statement under this Section 9:

            (i) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) and each person if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages or liabilities (joint or several) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (C) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(j)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any con-trolling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by such Holder for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 9(j)(ii), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 9(j)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this Section 9(j)(ii) exceed the net proceeds from the offering received by such Holder.

            (iii) Promptly after receipt by an indemnified party under this
Section 9(j) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(j), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 9(j), but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 9(j).

            (iv) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 9(j)(i) and
(ii) is applicable but for any reason is held to be unavailable from the Company with respect to all Holders or any Holder, the Company and the Holder or Holders, as the case may be, shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand, and the Holder or Holders on the other, in connection with statements or omissions which resulted in such losses, claims, damages or liabilities. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the net proceeds received by such Holder from the Registrable Securities as the case may be, sold by such Holder pursuant to the registration statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each person, if any, who controls a Holder within the meaning of the Securities Act shall have the same rights to contribution as such Holder.

            (v) The obligations of the Company and Holders under this Section 9(j) shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 9 or otherwise.

         9. Miscellaneous Terms and Conditions.

            (a) Entire Agreement. This Agreement represents the entire understanding of the parties hereto as to the subject matter hereof and supersedes any and all other oral or written agreements and understandings as to such subject matter.

            (b) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

            (c) Governing Law. This Agreement will be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

            (d) Notices. All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as ConMat or Eastwind may give the other for such purpose:

         If to ConMat:

                     ConMat Technologies
                     Franklin Avenue and Grant Street
                     Phoenixville, PA  19460
                     Attention:  Chairman
                     Tel.:  (610) 935-0225
                     Fax:  (610) 935-7151

         With a copy to:

                         Klehr, Harrison, Harvey,
                           Branzburg & Ellers LLP
                         1401 Walnut Street
                         Philadelphia, PA  19102
                         Attention:  Michael C. Forman, Esquire
                         Tel: (215) 569-4284
                         Fax: (215) 568-6603

         If to Eastwind:

                         The Eastwind Group, Inc.
                         275 Geiger Road
                         Philadelphia, PA  19115
                         Attention:  Chief Financial Officer
                         Tel: (215) 671-0606
                         Fax: (215) 673-8964

            (e) Further Assurances. Prior to and following the Closing, at the request of either party, the other party shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.

            (f) Execution in Counterparts. This Agreement may be executed and delivered by facsimile and in counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

            (g) Section Headings. The section headings are inserted for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (h) DAR Group Fees. Eastwind agrees to be responsible for all fees and expenses of DAR Group in connection with the transactions contemplated by this Agreement, which are in the amount of $250,000.00.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.

                                        CONMAT TECHNOLOGIES, INC.

                                        By:  /s/ Steven B. Rosner
                                             ---------------------
                                             Name: Steven B. Rosner
                                             Title:  President



                                        THE EASTWIND GROUP, INC.


                                        By:  /s/ Paul A. DeJuliis
                                             ----------------------
                                             Name:  Paul A. DeJuliis
                                             Title:  President

                                   SCHEDULE I

Section 7.3 of the Securities Purchase Agreement dated as of May 10, 1996 between Odyssey Capital Group, L.P., and Eastwind states that without the prior consent of Odyssey, neither Eastwind nor any of its subsidiaries shall sell, lease or otherwise dispose of its properties or assets.

Section 5 of the Term Note dated March 10, 1995 in the original principal amount of $1,600,000 from Polychem to The Budd Company states that the amount due thereunder shall be accelerated and immediately due and payable upon the transfer, sale or assignment of more than fifty percent of Polychem's voting or equity securities.

Section 7 of the Surety Agreement dated March 10, 1995 by Eastwind and Polychem in favor of The Budd Company incorporates by reference certain covenants include Polychem's agreement that it shall not directly or indirectly "sell, assign, lease, transfer, abandon, or otherwise dispose of any stock or indebtedness to any other person."

                                                                     Exhibit "B"
                                                                     -----------

                       ASSUMPTION AND CONVERSION AGREEMENT

         THIS ASSUMPTION AND CONVERSION AGREEMENT (the "Agreement"), dated as of the 8th day of December, 1998, by and among CONMAT TECHNOLOGIES, a Florida corporation with an address of Franklin Avenue and Grant Street, Phoenixville, PA 19460 ("ConMat"), THE EASTWIND GROUP, INC., a Delaware corporation with an address of 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 ("Eastwind"), and PAUL DEJULIIS, an individual with an address of 1110 Daniel Davis Drive, West Chester, PA 19382 ("Creditor").

                                   Background

         Creditor has advanced funds to Eastwind in the amount of one hundred sixty thousand dollars ($160,000) (the "DeJuliis Obligation"). Pursuant to the terms of a Share Exchange Agreement dated December 8, 1998 (the "Share Exchange Agreement"), Eastwind has agreed to transfer to ConMat all of the outstanding capital stock of Polychem Corporation in exchange for certain shares of capital stock of ConMat and the assumption of certain obligations of Eastwind, including its obligations under the DeJuliis Obligation, and Creditor has agreed to such assumption, and to the conversion of the DeJuliis Obligation into shares of ConMat capital stock, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, the parties agree as follows:

         1.       Assumption; Release.

                  (a) ConMat hereby assumes all of Eastwind's duties and obligations under the DeJuliis Obligation.

                  (b) Creditor consents to the foregoing assumption, and hereby releases, and agrees to hold harmless, Eastwind, its officers, directors, shareholders, agents, successors and assigns, from and against any and all claims, costs, expenses, damages or other liabilities arising out of or relating to the DeJuliis Obligation.

         2. Exchange. Creditor hereby agrees to exchange the DeJuliis Obligation for shares of ConMat's Series A Preferred Stock having a Stated Value equal to the outstanding principal balance of the DeJuliis Obligation (the "Preferred Shares"). ConMat shall deliver to Creditor a certificate evidencing the Preferred Shares. Upon receipt by Creditor of the Preferred Shares, the DeJuliis Obligation shall be deemed canceled and ConMat (and its successors and assigns) shall have no further liabilities or obligations thereunder.

         3. Eastwind Representations and Warranties. Eastwind, in order to induce ConMat and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Eastwind is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) All actions of the directors and shareholders of Eastwind necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of Eastwind enforceable against Eastwind in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by Eastwind, nor the performance by Eastwind of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of Eastwind, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Eastwind is a party or may be bound.

         4. ConMat Representations and Warranties. ConMat, in order to induce Eastwind and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) ConMat is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) Upon delivery, the Preferred Shares will be duly authorized, validly issued, fully paid and non-assessable.

                  (c) All actions of the directors and shareholders of ConMat necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of ConMat enforceable against ConMat in accordance with its terms.

                  (d) Neither the execution nor delivery of this Agreement by ConMat, nor the performance by ConMat of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of ConMat, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which ConMat is a party or may be bound.

         5. Creditor Representations and Warranties. Creditor, in order to induce Eastwind and ConMat to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Creditor has full power and authority to execute and deliver this Agreement and to assume and perform his obligations hereunder.

                  (b) This Agreement constitutes the legal, valid and binding agreement of Creditor enforceable against Creditor in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by Creditor, nor the performance by Creditor of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Creditor is a party or may be bound.

                  (d) Creditor has carefully reviewed and understands the risks of, and other considerations relating to, the acquisition of the Preferred Shares. Creditor, and Creditor's advisors, if any, have been furnished all information relating to ConMat and its proposed activities and the Preferred Shares which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any such information.

                  (e) ConMat has answered all inquiries that Creditor has put to it concerning ConMat and its proposed activities.

                  (f) Creditor has relied only on the information described in Subsections (d) and (e) above in determining to exchange the DeJuliis Obligation for the Preferred Shares.

                  (g) Creditor is acquiring the Preferred Shares for Creditor's own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of such Preferred Shares and has no present intention, agreement or arrangement to divide the Preferred Shares with others or to resell, assign, transfer or otherwise dispose of all or any part of the Preferred Shares.

                  (h) Creditor recognizes that the information furnished by ConMat does not constitute investment, accounting, legal or tax advice. Creditor is relying on professional advisors for such advice.

                  (i) Creditor is aware that there is no public market for the Preferred Shares, that no market is likely to develop, and that it will not be possible to readily liquidate this investment.

         6.       Miscellaneous Terms and Conditions.

                  (a) This Agreement represents the entire understanding of the parties hereto as to the subject matter hereof and supersedes any and all other oral or written agreements and understandings as to such subject matter.

                  (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (c) This Agreement will be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

                  (d) All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as any party may give the other by notice in accordance with this Subsection for such purpose:

                  If to ConMat:

                                    ConMat Technologies
                                    Franklin Avenue and Grant Street
                                    Phoenixville, PA 19460
                                    Attention:  President
                                    Tel.:  (610) 935-0225
                                    Fax:   (610) 935-7151

                  With a copy to:

                                    Klehr, Harrison, Harvey,
                                         Branzburg & Ellers LLP
                                    1401 Walnut Street
                                    Philadelphia, PA  19102
                                    Attention:  Michael C. Forman, Esquire
                                    Tel:    (215) 569-4284
                                    Fax:    (215) 568-6603

                  If to Eastwind:

                                    The Eastwind Group, Inc.
                                    275 Geiger Road
                                    Philadelphia, PA 19115
                                    Attention: Chairman
                                    Tel: (215) 671-0606
                                    Fax: (215) 673-8964

                  If to Creditor:

                                    Paul DeJuliis
                                    1110 Daniel Davis Drive
                                    West Chester, PA  19382
                                    Tel: _____________________
                                    Fax: _____________________

                  (e) At the request of a party, any other party shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.

                  (f) This Agreement may be executed and delivered by facsimile and in counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

                  (g) The captions and headings of the various Sections of this Agreement are for ease of reference only, and shall not be used to interpret or supplement any of the terms hereof.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.

                                             CONMAT TECHNOLOGIES, INC.


                                             By:      /s/ Steven B. Rosner
                                                      --------------------------
                                                      Name:  Steven B. Rosner
                                                      Title:  President

                                             THE EASTWIND GROUP, INC.

                                             By:      /s/ Paul A. DeJuliis
                                                      --------------------------
                                                      Name:  Paul A. DeJuliis
                                                      Title:  President

                                                     /s/ Paul DeJuliis
                                                     ---------------------------
                                                     Paul DeJuliis

                                                                     Exhibit "C"
                                                                     -----------

                       ASSUMPTION AND DISCHARGE AGREEMENT

         THIS ASSUMPTION AND DISCHARGE AGREEMENT (the "Agreement"), dated as of the 8th day of December, 1998, by and among CONMAT TECHNOLOGIES, a Florida corporation with an address of Franklin Avenue and Grant Street, Phoenixville, PA 19460 ("ConMat"), EASTWIND GROUP, INC., a Delaware corporation with an address of 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 ("Eastwind"), and CLIFTON CAPITAL, LTD., a ______________ with an address of ______________ ("Creditor").

                                   Background
                                   ----------

         Creditor has advanced funds to Eastwind in the amount of one hundred thousand dollars ($100,000) (the "Clifton Obligation"). Pursuant to the terms of a Share Exchange Agreement dated December 8, 1998 (the "Share Exchange Agreement"), Eastwind has agreed to transfer to ConMat all of the outstanding capital stock of Polychem Corporation in exchange for certain shares of capital stock of ConMat and the assumption of certain obligations of Eastwind, including its obligations under the Clifton Obligation, and Creditor has agreed to such assumption, and to the discharge of the Clifton Obligation by ConMat on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, the parties agree as follows:

         1.       Assumption; Release.

                  (a) ConMat hereby assumes all of Eastwind's duties and obligations under the Clifton Obligation.

                  (b) Creditor consents to the foregoing assumption, and hereby releases, and agrees to hold harmless, Eastwind, its officers, directors, shareholders, agents, successors and assigns, from and against any and all claims, costs, expenses, damages or other liabilities arising out of or relating to the Clifton Obligation, including without limitation all rights, duties and obligations of Eastwind and Creditor under the Securities Purchase Agreement dated April 10, 1998 by and between Eastwind and Creditor pursuant to which Creditor agreed to purchase 400,000 shares of Common Stock of Eastwind ("Common Stock"), the Common Stock Purchase Warrant dated April 10, 1998 from Eastwind to Creditor pursuant to which Creditor was granted the right to purchase up to 200,000 shares of Common Stock at $1.25 per share, and the Registration Rights Agreement between Eastwind and Creditor dated April 10, 1998 pursuant to which Eastwind agreed to register the aforesaid Common Stock under applicable securities laws (the "Agreements"). Eastwind and Creditor hereby agree that effective immediately the Agreements shall become null and void and of no further force or effect, and Eastwind and Creditor shall have no further obligations or duties thereunder. Creditor represents and warrants to Eastwind that Creditor has not assigned, conveyed, or transferred to any person or entity any interest whatsoever in the Agreements.

         2. Discharge. ConMat shall pay to Creditor one hundred thousand dollars ($100,000), representing payment in full for the Clifton Obligation. Upon receipt by Creditor of such payment, the Clifton Obligation shall be deemed canceled and ConMat (and its successors and assigns) shall have no further liabilities or obligations thereunder.

         3. Eastwind Representations and Warranties. Eastwind, in order to induce ConMat and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Eastwind is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) All actions of the directors and shareholders of Eastwind necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of Eastwind enforceable against Eastwind in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by Eastwind, nor the performance by Eastwind of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of Eastwind, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Eastwind is a party or may be bound.

         4. ConMat Representations and Warranties. ConMat, in order to induce Eastwind and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) ConMat is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) All actions of the directors and shareholders of ConMat necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of ConMat enforceable against ConMat in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by ConMat, nor the performance by ConMat of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of ConMat, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which ConMat is a party or may be bound.

         5. Creditor Representations and Warranties. Creditor, in order to induce Eastwind and ConMat to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Creditor is a ______________ duly organized, validly existing and in good standing under the laws of the State of ___________________ and has full power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) All actions of the __________ of Creditor necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of Creditor enforceable against Creditor in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by Creditor, nor the performance by Creditor of any of the transactions contemplated hereby (i) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (ii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Creditor is a party or may be bound.

         6.       Miscellaneous Terms and Conditions.

                  (a) This Agreement represents the entire understanding of the parties hereto as to the subject matter hereof and supersedes any and all other oral or written agreements and understandings as to such subject matter.

                  (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (c) This Agreement will be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

                  (d) All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as any party may give the other by notice in accordance with this Subsection for such purpose:

                  If to ConMat:

                                    ConMat Technologies
                                    Franklin Avenue and Grant Street
                                    Phoenixville, PA 19460
                                    Attention:  President
                                    Tel.:  (610) 935-0225
                                    Fax:  (610) 935-7151

                  With a copy to:

                                    Klehr, Harrison, Harvey,
                                         Branzburg & Ellers LLP
                                    1401 Walnut Street
                                    Philadelphia, PA  19102
                                    Attention:  Michael C. Forman, Esquire
                                    Tel:    (215) 569-4284
                                    Fax:    (215) 568-6603

                  If to Eastwind:

                                    Eastwind Group, Inc.
                                    275 Geiger Road
                                    Philadelphia, PA  19115
                                    Attention: Chairman
                                    Tel: (215) 671-0606
                                    Fax: (215) 673-8964

                  If to Creditor:

                                    Clifton Capital, Ltd.
                                    ____________________________
                                    ____________________________
                                    Attention:__________________
                                    Tel: _______________________
                                    Fax: _______________________

                                                                     Exhibit "C"
                                                                     -----------

                  (e) At the request of a party, any other party shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.

                  (f) This Agreement may be executed and delivered by facsimile and in counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

                  (g) The captions and headings of the various Sections of this Agreement are for ease of reference only, and shall not be used to interpret or supplement any of the terms hereof.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.

                                             CONMAT TECHNOLOGIES, INC.


                                             By:      /s/ Steven B. Rosner
                                                      --------------------------
                                                      Name:  Steven B. Rosner
                                                      Title:  President

                                             EASTWIND GROUP, INC.


                                             By:      /s/ Paul A. DeJuliis
                                                      --------------------------
                                                      Name:  Paul A. DeJuliis
                                                      Title:  President

                                             CLIFTON CAPITAL, LTD.


                                             By:      __________________________
                                                      Name:
                                                      Title:

                                                                     Exhibit "D"

                       ASSUMPTION AND CONVERSION AGREEMENT

         AGREEMENT, dated as of the 8th day of December, 1998, by and among CONMAT TECHNOLOGIES, a Florida corporation with an address of Franklin Avenue and Grant Street, Phoenixville, PA 19460 ("ConMat"), THE EASTWIND GROUP, INC., a Delaware corporation with an address of 100 Four Falls Corporate Center, Suite 305, West Conshohocken, PA 19428 ("Eastwind"), and MENTOR SPECIAL SITUATION FUND, L.P., a Pennsylvania limited partnership with an address of P.O. Box 560, Yardley, PA 19067 ("Creditor").

                                   Background.

         On June 20, 1996, Eastwind issued to Creditor its $500,000 Subordinated Debenture (the "Debenture") pursuant to a Securities Purchase Agreement dated June 20, 1996 (the "Purchase Agreement"), together with a Common Stock Purchase Warrant (the "Creditor Warrant") from Eastwind to Creditor pursuant to which Creditor was granted the right to purchase up to 80,000 shares of Common Stock of Eastwind (the "Common Stock") at $6.00 per share, and the Registration Rights Agreement between Eastwind and Creditor dated June 20, 1996 pursuant to which Eastwind agreed to register the Common Stock issuable under the aforesaid warrant under applicable securities laws (the "Registration Rights Agreement"). Pursuant to the terms of a Share Exchange Agreement dated December 8, 1998 (the "Share Exchange Agreement"), Eastwind has agreed to transfer to ConMat all of the outstanding capital stock of Polychem Corporation in exchange for certain shares of capital stock of ConMat and the assumption of certain obligations of Eastwind, including its obligations under the Debenture, and Creditor has agreed to such assumption, and to the conversion of the Debenture into shares of ConMat capital stock, on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and intending to be legally bound hereby, the parties agree as follows:

         1. Assumption; Release. (a) ConMat hereby assumes all of Eastwind's duties and obligations under the Debenture, including but not limited to payment of principal and interest thereon, and the related duties and obligations set forth in the Purchase Agreement. ConMat does not assume any of Eastwind's obligations under the Creditor Warrant or the Registration Rights Agreement.

                  (b) Creditor consents to the foregoing assumption, and hereby releases, Eastwind, its officers, directors, shareholders, agents, successors and assigns (acknowledging that ConMat is not a successor or assign of Eastwind for purposes of this Section), from and against any and all claims, costs, expenses, damages or other liabilities arising out of or relating to the Debenture and/or the Purchase Agreement, including without limitation the obligation to pay principal and interest on the Debenture and all rights, duties and obligations of Eastwind under the Purchase

Agreement, the Creditor Warrant and the Registration Rights Agreement. Creditor and Eastwind hereby agree that effective immediately the Purchase Agreement, Creditor Warrant and Registration Rights Agreement shall become null and void and of no further force and effect, and Eastwind and Creditor shall have no further obligations or duties thereunder. Creditor represents and warrants to Eastwind that Creditor has not assigned, conveyed, or transferred to any person or entity any interest whatsoever in the Purchase Agreement, Creditor Warrant and Registration Rights Agreement.

         2. Exchange. (a) Creditor hereby agrees to exchange the Debenture for
(i) 166,667 shares of ConMat's Series B Preferred Stock (the "Preferred Shares"), (ii) a warrant to purchase 166,667 shares of ConMat's common stock (the "Warrant Shares") at an initial exercise price of $3.00 per share (the "Warrant"), and (iii) ConMat's agreement to pay all accrued interest on the Debenture through the date of this Agreement, in the amount of approximately $25,000.00, promptly following closing by Polychem Corporation on the sale/leaseback of its operating facility. Upon delivery to ConMat of the original Debenture for cancellation, ConMat shall deliver to Creditor a certificate evidencing the Preferred Shares together with the Warrant. Upon receipt by Creditor of the Preferred Shares and the Warrant, the Debenture shall be deemed canceled and ConMat (and its successors and assigns) shall have no further liabilities or obligations thereunder or under the Purchase Agreement.

                  (b) As a condition to the effectiveness of this Agreement against Creditor, Edward F. Sager, Jr., a representative of Creditor, shall be appointed to the Board of Directors of ConMat effective upon execution of this Agreement.

                  (c) ConMat agrees that, so long as Creditor is a holder of Preferred Shares, ConMat shall not incur any indebtedness for money borrowed or similar indebtedness, other than in the ordinary course of business, without the prior written consent of Creditor.

         3. Eastwind Representations and Warranties. Eastwind, in order to induce ConMat and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Eastwind is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) All actions of the directors and shareholders of Eastwind necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of Eastwind enforceable against Eastwind in accordance with its terms.

                  (c) Neither the execution nor delivery of this Agreement by Eastwind, nor the performance by Eastwind of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of Eastwind, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Eastwind is a party or may be bound.

         4. ConMat Representations and Warranties. ConMat, in order to induce Eastwind and Creditor to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) ConMat is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder.

                  (b) Upon delivery, the Preferred Shares and the Warrant will be duly authorized, validly issued, fully paid and non-assessable. The requisite number of shares of unissued common stock of ConMat have been duly authorized and reserved for issuance upon exercise of the Warrant, and no further corporate action is required for the valid issuance of Warrant Shares upon exercise of the Warrant. The Warrant Shares are not subject to preemptive or similar rights of any person, and when issued against payment therefor in accordance with the terms of the Warrant will be validly issued, fully paid and non-assessable.

                  (c) All actions of the directors and shareholders of ConMat necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of ConMat enforceable against ConMat in accordance with its terms.

                  (d) Neither the execution nor delivery of this Agreement by ConMat, nor the performance by ConMat of any of the transactions contemplated hereby (i) will result in a violation of the certificate of incorporation or by-laws of ConMat, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which ConMat is a party or may be bound.

         5. Creditor Representations and Warranties. Creditor, in order to induce Eastwind and ConMat to enter into this Agreement and complete the transactions contemplated hereby, represents and warrants as follows:

                  (a) Creditor is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has full partnership power and authority to execute and deliver this Agreement and to assume and perform its obligations hereunder. Mentor Partners, the general partner of Creditor, is a general partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania and has full partnership power and authority to execute and deliver this Agreement on Creditor's behalf.

                  (b) All actions of the partners of Creditor necessary to authorize the execution and delivery of this Agreement have been taken, and this Agreement constitutes the legal, valid and binding agreement of Creditor enforceable against Creditor in accordance with its terms.

                  (c). Creditor is the lawful owner, of record and beneficially, of the Debenture free and clear of any security interest, lien, pledge, encumbrance or other adverse claim or interest.

                  (d) Neither the execution nor delivery of this Agreement by Creditor, nor the performance by Creditor of any of the transactions contemplated hereby (i) will result in a violation of the Amended and Restated Agreement of Limited Partnership of Creditor, (ii) conflicts with, or constitutes a breach or default under any applicable judgment, order, writ, injunction or decree of any court or any applicable law or any applicable rule or regulation of any administrative agency or governmental or regulatory authority or (iii) violates, conflicts with, or constitutes a default (or an event or condition that, with notice or lapse of time or both, would constitute a default) under, any contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Creditor is a party or may be bound.

                  (e) Creditor has carefully reviewed and understands the risks of, and other considerations relating to, the acquisition of the Preferred Shares and the Warrant. Creditor, and Creditor's advisors, if any, have been furnished all information relating to ConMat and its proposed activities and the Preferred Shares and the Warrant which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any such information.

                  (f) ConMat has answered all inquiries that Creditor has put to it concerning ConMat and its proposed activities.

                  (g) Creditor has relied only on the information described in Subsections (e) and (f) above in determining to exchange the Debenture for the Preferred Shares and the Warrant.

                  (h) Creditor is acquiring the Preferred Shares and the Warrant for Creditor's own account, as principal, for investment purposes only and not with a view to the resale or distribution of all or any part of the Preferred Shares and the Warrant and has no present intention, agreement or arrangement to divide the Preferred Shares with others or to resell, assign, transfer or otherwise dispose of all or any part of the Preferred Shares and the Warrant.

                  (i) Creditor recognizes that the information furnished by ConMat does not constitute investment, accounting, legal or tax advice. Creditor is relying on professional advisors for such advice.

                  (j) Creditor is aware that there is no public market for the Preferred Shares, the Warrant or the ConMat common stock that no market is likely to develop, and that it will not be possible to readily liquidate this investment.

         6  Miscellaneous Terms and Conditions.

                  (a) This Agreement represents the entire understanding of the parties hereto as to the subject matter hereof and supersedes any and all other oral or written agreements and understandings as to such subject matter.

                  (b) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

                  (c) This Agreement will be governed by the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles.

                  (d) All notices and other communications between the parties shall be in writing and shall be deemed to have been given if mailed first-class, postage prepaid to the address set forth below or such other address as any party may give the other by notice in accordance with this Subsection for such purpose:

                  If to ConMat:

                                    ConMat Technologies, Inc.
                                    Franklin Avenue and Grant Street
                                    Phoenixville, PA 19460
                                    Attention:  President
                                    Tel.: (610) 935-0225
                                    Fax:  (610) 935-7151

                  With a copy to:

                                    Klehr, Harrison, Harvey,
                                         Branzburg & Ellers LLP
                                    1401 Walnut Street
                                    Philadelphia, PA  19102
                                    Attention:  Michael C. Forman, Esquire
                                    Tel:  (215) 569-4284
                                    Fax:  (215) 568-6603

                  If to Eastwind:

                                    The Eastwind Group, Inc.
                                    275 Geiger Road
                                    Philadelphia, PA 19115
                                    Attention:  Chairman
                                    Tel:  (215) 671-0606
                                    Fax:  (215) 673-8964

                  If to Creditor:

                                    Mentor Special Situation Fund, L.P.
                                    P.O. Box 560
                                    Yardley, PA 19067
                                    Attention:  Edward F. Sager, Jr.
                                    Tel:  (215) 736-8882
                                    Fax:  (215) 736-8882

                  (e). At the request of a party, any other party shall deliver any further instruments of transfer and take all reasonable actions as may be necessary or appropriate to effectuate the transactions contemplated by this Agreement.

                  (f) This Agreement may be executed and delivered by facsimile and in counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such shall together constitute one and the same instrument.

                  (g) The captions and headings of the various Sections of this Agreement are for ease of reference only, and shall not be used to interpret or supplement any of the terms hereof.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the date first written above.

MENTOR SPECIAL SITUATION FUND, L.P.        CONMAT TECHNOLOGIES, INC.
By:  MENTOR PARTNERS,
     General Partner                       By: /s/ Steven B. Rosner
                                               ---------------------------------
                                               Name: Steven B. Rosner, President


By: /s/ Edward F. Sager, Jr.               THE EASTWIND GROUP, INC.
    -------------------------------------
    Edward F. Sager, Jr., General Partner
                                           By: /s/ Paul A. DeJuliis
                                               ---------------------------------
                                               Name: Paul A. DeJuliis, President